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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 23, 1999





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                  0-11402                     74-1666060
(STATE OR OTHER JURISDICTION                     (COMMISSION                (IRS EMPLOYER
        OF INCORPORATION)                        FILE NUMBER)               IDENTIFICATION NO.)

                   3330 WEST MARKET STREET, AKRON, OHIO 44333
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 664-1000

                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

          On February 23, 1999, Telxon Corporation (the Company") issued a press release (the "February Release") announcing operating results for the third quarter, ended December 31, 1998, of its 1999 fiscal year, and that, having completed the review of certain judgmental accounting matters with the Company's outside auditors previously reported in the Company's January 27, 1999 press release and filed under cover of a Form 8-K of that same date, will be restating its audited financial statements for fiscal years 1996, 1997 and 1998 and its unaudited interim financial statements for the first and second quarters of fiscal 1999. The February Release includes statements of operations comparing the Company's originally reported and restated results for the affected periods. The restated results for the fiscal year 1999 second quarter also include the effects of the item required to be restated for that quarter as previously announced in the Company's December 11, 1998 press release and filed under cover of a Form 8-K of that same date.

          As noted in the February Release, the Company plans to file appropriate amended Forms 10-K and 10-Q for the periods covered by the restatement, as well as a complete Form 10-Q for the fiscal 1999 third quarter, as expeditiously as practicable over the coming weeks.

          A copy of the February Release discussing the above and certain related matters is included as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
                               --- -----

          (c) Exhibits.

                  99 Press Release issued by the registrant on February 23, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TELXON CORPORATION



Date:  February 23, 1999                        By:    /s/ Kenneth W. Haver
                                                       --------------------
                                                       Kenneth W. Haver
                                                       Senior Vice President and
                                                         Chief Financial Officer